Exhibit 10.26
AMENDMENT NO. 7
TO
CNF INC. DEFERRED COMPENSATION PLAN FOR EXECUTIVES
1998 RESTATEMENT
     The 1998 Restatement of the CNF Inc. Deferred Compensation Plan for Executives (“Plan”), is amended as follows, pursuant to Section 11.2:
     The 2005 and 2006 portions of the Value Management Awards that were subject to deferral elections made in December of 2002 and December of 2003 for cycles that end on December 31, 2005 and December 31, 2006 are subject to Section 409A of the Internal Revenue Code. In order to comply with Section 409A, the following new Section 14.17 is added immediately following Section 14.16:
          14.17 The 2005 and 2006 portions of the Value Management Awards that were subject to deferral elections made in December of 2002 and December of 2003 for cycles that end on December 31, 2005 and December 31, 2006 shall not be governed by this Plan, but shall be governed by the 2005 Deferred Compensation Plan for Executives.

Company	CNF INC.

	By:	/s/ Eberhard G.H. Schmoller

Name of Signer: Eberhard G.H. Schmoller

Date Signed: December 13, 2004